BEAR STEARNS	BEAR STEARNS FINANCIAL PRODUCTS INC. 383 MADISON AVENUE NEW YORK, NEW YORK 10179 212-272-4009

DATE:	August 30, 2005

TO:	U.S. Bank National Association, not individually, but solely as Trustee for Structured Asset Mortgage Investments II Trust 2005-F1

ATTENTION: TELEPHONE: FACSIMILE:	Account Manager 617-603-6401 617-603-6638	CC: Account Administrator PHONE: 617-603-6455 FAX: 617-603-6637

FROM: TELEPHONE: FACSIMILE:	Derivatives Documentation 212-272-2711 212-272-9857

SUBJECT: REFERENCE NUMBER(S):	Fixed Income Derivatives Confirmation and Agreement FXNEC7353

The purpose of this letter agreement ("Agreement") is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Bear Stearns Financial Products Inc. ("BSFP") and Structured Asset Mortgage Investments II Trust 2005-F1 ("Counterparty") pursuant to the Pooling Agreement, dated as of August 30, 2005 (the "Pooling Agreement") between Structured Asset Mortgage Investments II Inc., as depositor, and U.S. Bank National Association, as trustee (the "Trustee"), entered into in connection with the issuance by the Counterparty of certain Pass-Through Certificates, Series 2005-F1. This Transaction is the result of the novation by (i) Structured Asset Mortgage Investments II Inc. to Structured Asset Mortgage Investments II Trust 2005-F1 of its rights, liabilities, duties and obligations in a transaction with Bear Stearns Capital Markets Inc. ("Bear Stearns") Reference Number CXNE158942 with an Original Trade Date of July 13, 2005 ("Original Transaction") and (ii) Bear Stearns to BSFP of its rights, liabilities, duties and obligations in the Original Transaction. This Agreement, which evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below, constitutes a "Confirmation" as referred to in the "ISDA Form Master Agreement" (as defined below), as well as a "Schedule" as referred to in the ISDA Form Master Agreement.

1.     This Agreement is subject to the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). You and we have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency--Cross Border) form (the "ISDA Form Master Agreement") but, rather, an ISDA Form Master Agreement shall be deemed to have been executed by you and us on the date we entered into the Transaction. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction. Terms capitalized but not defined herein shall have the meanings attributed to them in the Pooling Agreement.

2.     The terms of the particular Transaction to which this Confirmation relates are as follows:

Type of Transaction:	Rate Cap

Notional Amount:	With respect to any Calculation Period, the lesser of (i) the amount set forth for such period on Schedule I attached hereto and (ii) the Current Principal Balance of the Class FB Certificates following distributions on the first day of that Calculation Period.

Trade Date:	August 25, 2005

Effective Date:	August 30, 2005

Termination Date:	April 20, 2010, subject to adjustment in accordance with the Business Day Convention.

Fixed Amount (Premium):

Fixed Rate Payer: Fixed Rate Payer Payment Date: Fixed Amount:	Counterparty August 30, 2005 USD 778,000

Floating Amounts:

Floating Rate Payer:	BSFP

Cap Rate:	4.09000%

Floating Rate Payer Period End Dates:	The 20th calendar day of each month during the Term of this Transaction, commencing September 20, 2005 and ending on the Termination Date, with No Adjustment.

Floating Rate Payer Payment Dates:	The 20th calendar day of each month during the Term of this Transaction, commencing September 20, 2005 and ending on the Termination Date, subject to adjustment in accordance with the Business Day Convention.

Floating Rate Option:	USD-LIBOR-BBA; provided, however, that if the Floating Rate determined from such Floating Rate Option for any Calculation Period is greater than 9.09000% then the Floating Rate for such Calculation Period shall be deemed equal to 9.09000%. (Also see Additional Provision 3))..

Designated Maturity:	One month

Floating Rate Day Count Fraction:	30/360

Reset Dates:	The first day of each Calculation Period

Compounding:	Inapplicable

Business Days:	New York

Business Day Convention:	Following

3.	Additional Provisions:	1) Each party hereto is hereby advised and acknowledges that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein and in the Confirmation relating to such Transaction, as applicable. This paragraph (1) shall be deemed repeated on the trade date of each Transaction.

2) On the first day of each Calculation Period, the Trustee shall make available to BSFP via the Trustee's internet website (which will initially be located at http://trustinvestorreporting.usbank.com) a monthly statement prepared by it pursuant to Section 3.06 of the Pooling Agreement that indicates the aggregate Current Principal Amount of the Class FB Certificates (following application of funds to pay the Class FB Certificates pursuant to Section 3.05 of the Pooling Agreement on the first day of such Calculation Period). Such aggregate Current Principal Amount shall be used by BSFP (as Calculation Agent) as the aggregate Current Principal Amount of the Class FB Certificates for purposes of calculating the amount, if any, payable by the Floating Rate Payer on the next succeeding Floating Rate Payer Payment Date. On or after each Reset Date for a Calculation Period, but in no event later than the close of business on the third Business Day preceding the related Floating Rate Payer Payment Date, BSFP shall provide the Trustee with written notice of whether any payment is owed by BSFP to the Counterparty on such Floating Rate Payer Payment Date, and the amount, if any, of such payment.

3) By the first day of each Calculation Period, the Trustee shall provide to the Calculation Agent the level of LIBOR determined by the trustee for the Guaranteed REMIC Pass Through Securities, issued by Ginnie Mae REMIC Trust 2005-058, Class NF (Ginnie Mae Class NF). LIBOR shall be the LIBOR rate as reported on Ginnie Mae's website www.ginniemae.gov under "multiclass e-access" for investors for the applicable Calculation Period.

4.     Provisions Deemed Incorporated in a Schedule to the ISDA Form Master Agreement:

1)	The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

2)	Termination Provisions. For purposes of the ISDA Form Master Agreement:

(a)     "Specified Entity" is not applicable to BSFP or Counterparty for any purpose.

(b)     "Breach of Agreement" provision of Section 5(a)(ii) will not apply to BSFP or Counterparty.

(c)     "Credit Support Default" provisions of Section 5(a)(iii) will not apply to BSFP or Counterparty, unless and until a Credit Support Annex is entered into by BSFP under Part 5(12) and then it shall be applicable to BSFP.

(d)     "Misrepresentation" provisions of Section 5(a)(iv) will not apply to BSFP or Counterparty.

(e)     "Bankruptcy". The provision of Section 5(a)(vii)(2) will not apply to Counterparty.

(f)     "Specified Transaction" is not applicable to BSFP or Counterparty for any purpose, and, accordingly, Section 5(a)(v) shall not apply to BSFP or Counterparty.

(g)     The "Cross Default" provisions of Section 5(a)(vi) will not apply to BSFP or to Counterparty.

(h)     The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to BSFP or Counterparty.

(i)     The "Automatic Early Termination" provision of Section 6(a) will not apply to BSFP or to Counterparty.

(j)     Payments on Early Termination. For the purpose of Section 6(e) of the ISDA Form Master Agreement:

(i)	Market Quotation will apply.

(ii)	The Second Method will apply.

(k)     "Termination Currency" means United States Dollars.

3)     Tax Representations. Not applicable

4)     Limitation on Events of Default. Notwithstanding the terms of Sections 5 and 6 of the ISDA Form Master Agreement, unless BSFP is required pursuant to appropriate proceedings to return to the Counterparty or otherwise returns to the Counterparty upon demand of the Counterparty any portion of the Fixed Amount, (a) the occurrence of an event described in Section 5(a) of the ISDA Form Master Agreement with respect to the Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to the Counterparty as Defaulting Party and (b) BSFP shall be entitled to designate an Early Termination Date pursuant to Section 6 of the ISDA Form Master Agreement only as a result of the occurrence of a Termination Event set forth in either Section 5(b)(i) or 5(b)(ii) of the ISDA Form Master Agreement with respect to BSFP as the Affected Party.

5)     Documents to be Delivered. For the purpose of Section 4(a):

(1)     Tax forms, documents, or certificates to be delivered are:

Party required to       Form/Document/                       Date by which to
deliver document        Certificate                          be delivered

BSFP and                Any document required or             Promptly after the earlier of
the Counterparty        reasonably requested to allow        (i) reasonable demand by either
                        the other party to make payments     party or (ii) learning that such
                        under this Agreement without         form or document is required
                        any deduction or withholding
                        for or on the account of any
                        Tax or with such deduction or
                        withholding at a reduced rate

(2)     Other documents to be delivered are:

Party required to   Form/Document/                Date by which to             Covered by Section
deliver document    Certificate                   be delivered                 3(d) Representation

BSFP and            Any documents required by     Upon the execution and       Yes
the Counterparty    the receiving party to        delivery of this Agreement
                    evidence the authority of     and such Confirmation
                    the delivering party or its
                    Credit Support Provider, if
                    any, for it to execute and
                    deliver this Agreement, any
                    Confirmation , and any
                    Credit Support Documents to
                    which it is a party, and to
                    evidence the authority of
                    the delivering party or its
                    Credit Support Provider to
                    perform its obligations
                    under this Agreement, such
                    Confirmation and/or Credit
                    Support Document, as the
                    case may be

Party required to   Form/Document/                 Date by which to             Covered by Section
deliver document    Certificate                    be delivered                 3(d) Representation

BSFP and            A certificate of an            Upon the execution and       Yes
the Counterparty    authorized officer of the      delivery of this Agreement
                    party, as to the incumbency    and such Confirmation
                    and authority of the
                    respective officers of the
                    party signing this Agreement,
                    any relevant Credit Support
                    Document, or any
                    Confirmation, as the case may
                    be

6)     Miscellaneous. Miscellaneous

(a)	Address for Notices: For the purposes of Section 12(a) of the ISDA Form Master Agreement: Address for notices or communications to BSFP:

Address: Attention: Facsimile:	383 Madison Avenue, New York, New York 10179 DPC Manager (212) 272-5823

with a copy to:

Address: Attention: Facsimile:	One Metrotech Center North, Brooklyn, New York 11201 Derivative Operations - 7th Floor (212) 272-1634

(For all purposes)

Address for notices or communications to the Counterparty:

Address: Attention: Facsimile: Phone:	US Bank National Association Corporate Trust Services One Federal St., 3rd Floor Boston, MA 02110 Structured Finance - SAMI II 2005-F1 Account Manager 617-603-6638 617-603-6401

with a copy to:

Address: Attention: Facsimile: Phone:	US Bank National Association Corporate Trust Services One Federal St., 3rd Floor Boston, MA 02110 Structured Finance - SAMI II 2005-F1 Accountt Administrator 617-603-6637 617-603-6455

(For all purposes)

(b)     Process Agent. For the purpose of Section 13(c):

BSFP appoints as its Process Agent:	Not Applicable

The Counterparty appoints as its Process Agent:	Not Applicable

(c)     Offices. The provisions of Section 10(a) of the ISDA Form Master Agreement will not apply to this Agreement; neither BSFP nor the Counterparty have any Offices other than as set forth in the Notices Section and BSFP agrees that, for purposes of Section 6(b) of the ISDA Form Master Agreement, it shall not in future have any Office other than one in the United States.

(d)     Multibranch Party. For the purpose of Section 10(c) of the ISDA Form Master Agreement:

           BSFP is not a Multibranch Party.

           The Counterparty is not a Multibranch Party.

(e)     Calculation Agent. The Calculation Agent is BSFP.

(f)     Credit Support Document. Not applicable for either BSFP or the Counterparty.

(g)     Credit Support Provider.

BSFP: The Counterparty:	Not Applicable Not Applicable

(h)     Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole.

(i)     Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(j)     Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(k)     Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(l)     Transfer, Amendment and Assignment. No transfer, amendment, waiver, supplement, assignment or other modification of this Transaction shall be permitted by either party unless Moody's Investors Service, Inc. ("Moody's") and Standard & Poors Ratings Service, a division of The McGraw-Hill Companies, Inc. ("S&P) have been provided notice of the same and each confirms in writing (including by facsimile transmission) within five Business Days after such notice is given that it will not downgrade, withdraw or otherwise modify its then-current rating of the Class FB Certificates.

7)     "Affiliate" will have the meaning specified in Section 14 of the ISDA Form Master Agreement, provided that BSFP shall not be deemed to have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

8)     Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

"(g)	Relationship Between Parties..

Each party represents to the other party on each date when it enters into a Transaction that:--

           (1)     Nonreliance. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

           (2)     Evaluation and Understanding.

           (i)     It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; and

           (ii)     It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

           (3)     Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

           (4)     Principal. It is entering into the Transaction as principal, and not as agent or in any other capacity, fiduciary or otherwise.

           (5)     Eligible Contract Participant. Each party represents that it constitutes an "eligible contract participant" as such term is defined in Section 1(a)12 of the Commodity Exchange Act, as amended."

9)     Non-Petition. BSFP hereby irrevocably and unconditionally agrees that it will not institute against, or join any other person in instituting against or cause any other person to institute against Counterparty, any bankruptcy, reorganization, arrangement, insolvency, or similar proceeding under the laws of the United States, or any other jurisdiction for the non-payment of any amount due hereunder or any other reason until the payment in full of the Certificates and the expiration of a period of one year plus ten days (or, if longer, the applicable preference period) following such payment.

10)     Set-off. The provisions for Set-off set forth in Section 6(e) of the ISDA Form Master Agreement shall not apply for purposes of this Transaction.

11)      Additional Termination Events. Additional Termination Events will apply. If a Rating Agency Downgrade has occurred and BSFP has not, within 30 days, complied with Section 12 below, then an Additional Termination Event shall have occurred with respect to BSFP and BSFP shall be the sole Affected Party with respect to such an Additional Termination Event.

12)     Rating Agency Downgrade. If a Ratings Event (as defined below) occurs with respect to BSFP, then BSFP shall, at its own expense, (i) assign this Transaction hereunder to a third party within (30) days of such Ratings Event that meets or exceeds, or as to which any applicable credit support provider meets or exceeds, the Approved Ratings Thresholds (as defined below) or (ii) deliver collateral, and an executed ISDA Credit Support Annex (which shall thereafter be a Credit Support Document for purposes of this Agreement), within (30) days of such Ratings Event and subject to Moody's and S&P's written confirmation that delivery of such collateral in the context of such downgrade will not result in a withdrawal, qualification or downgrade of the then current ratings assigned to the Class FB Certificates. For the avoidance of doubt, a downgrade of the rating on the Class FB Certificates could occur in the event that BSFP does not post sufficient collateral. For purposes of this Transaction, a "Ratings Event" shall occur with respect to BSFP, if its counterparty credit rating ceases to be rated at least "AA-" by S&P, and at least "Aa3" by Moody's (including in connection with a merger, consolidation or other similar transaction by BSFP) such ratings being referred to herein as the "Approved Ratings Thresholds", (unless, within 30 days after such withdrawal or downgrade, each of Moody's and S&P has reconfirmed its ratings of the Class FB Certificates, as applicable, which were in effect immediately prior to such withdrawal or downgrade.

13)     Trustee Capacity. It is expressly understood and agreed by the parties hereto that insofar as this Agreement is executed by the Trustee (i) this Agreement is executed by U.S. Bank National Association, not in its individual capacity, but solely as Trustee in the exercise of the powers and authority conferred and vested in it under the Pooling Agreement and (ii) under no circumstances shall U.S. Bank National Association in its individual capacity be personally liable for the payment of any indebtedness or expenses or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken under this Agreement.

5.	Account Details and Settlement Information:
Payments to BSFP:
Citibank N.A., NY
ABA Code: 021-000-089, for the account of
Bear Stearns Securities Corp, for further credit to
Account Number: 09253186
Bear Stearns Capital Markets
Sub Account: 101-90012-11

Payments to Counterparty:
US Bank, NA
ABA: 091000022
DDA ACCT: 173103321118
FFC: Corporate Trust Boston
Ref: SAMI II 2005-F1

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to BSFP a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding U.S. Transactions, please contact Susan Donlon by telephone at 212-272-2364. For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours, BEAR STEARNS FINANCIAL PRODUCTS INC. By: /s/ Annie Manevitz Name: Annie Manevitz Title: Authorized Signatory

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

STRUCTURED ASSET MORTGAGE INVESTMENTS II TRUST 2005-F1 By: U.S. Bank National Association, as Trustee By: /s/ Maryellen Hunter Name: Maryellen Hunter Title: Assistant Vice President

SCHEDULE I
(all such dates subject to adjustment in accordance with the Business Day Convention)

          From and including          To but excluding        Notional Amount (USD)
          ------------------          ----------------        ---------------------

            Effective Date               20-Sep-05                95,343,380.00
               20-Sep-05                 20-Oct-05                94,310,710.00
               20-Oct-05                 20-Nov-05                93,165,751.00
               20-Nov-05                 20-Dec-05                91,909,411.00
               20-Dec-05                 20-Jan-06                90,542,791.00
               20-Jan-06                 20-Feb-06                89,067,180.00
               20-Feb-06                 20-Mar-06                87,484,056.00
               20-Mar-06                 20-Apr-06                85,795,084.00
               20-Apr-06                 20-May-06                84,002,115.00
               20-May-06                 20-Jun-06                82,107,178.00
               20-Jun-06                 20-Jul-06                80,112,481.00
               20-Jul-06                 20-Aug-06                78,020,404.00
               20-Aug-06                 20-Sep-06                75,833,497.00
               20-Sep-06                 20-Oct-06                73,554,473.00
               20-Oct-06                 20-Nov-06                71,186,202.00
               20-Nov-06                 20-Dec-06                68,731,706.00
               20-Dec-06                 20-Jan-07                66,194,150.00
               20-Jan-07                 20-Feb-07                63,576,839.00
               20-Feb-07                 20-Mar-07                60,883,206.00
               20-Mar-07                 20-Apr-07                58,116,809.00
               20-Apr-07                 20-May-07                55,281,315.00
               20-May-07                 20-Jun-07                52,380,500.00
               20-Jun-07                 20-Jul-07                49,418,235.00
               20-Jul-07                 20-Aug-07                46,398,476.00
               20-Aug-07                 20-Sep-07                43,325,258.00
               20-Sep-07                 20-Oct-07                40,202,682.00
               20-Oct-07                 20-Nov-07                37,135,751.00
               20-Nov-07                 20-Dec-07                34,123,399.00
               20-Dec-07                 20-Jan-08                31,164,579.00
               20-Jan-08                 20-Feb-08                28,258,263.00
               20-Feb-08                 20-Mar-08                26,695,588.00
               20-Mar-08                 20-Apr-08                25,178,401.00
               20-Apr-08                 20-May-08                23,705,763.00
               20-May-08                 20-Jun-08                22,276,754.00
               20-Jun-08                 20-Jul-08                20,890,472.00
               20-Jul-08                 20-Aug-08                19,546,031.00
               20-Aug-08                 20-Sep-08                18,242,564.00
               20-Sep-08                 20-Oct-08                16,979,219.00
               20-Oct-08                 20-Nov-08                15,755,161.00
               20-Nov-08                 20-Dec-08                14,569,569.00
               20-Dec-08                 20-Jan-09                13,421,642.00
               20-Jan-09                 20-Feb-09                12,310,591.00
               20-Feb-09                 20-Mar-09                11,235,642.00
               20-Mar-09                 20-Apr-09                10,196,039.00
               20-Apr-09                 20-May-09                9,191,037.00
               20-May-09                 20-Jun-09                8,219,907.00
               20-Jun-09                 20-Jul-09                7,281,934.00
               20-Jul-09                 20-Aug-09                6,376,416.00
               20-Aug-09                 20-Sep-09                5,502,667.00
               20-Sep-09                 20-Oct-09                4,660,011.00
               20-Oct-09                 20-Nov-09                3,847,786.00
               20-Nov-09                 20-Dec-09                3,065,344.00
               20-Dec-09                 20-Jan-10                2,312,049.00
               20-Jan-10                 20-Feb-10                1,587,276.00
               20-Feb-10                 20-Mar-10                 890,414.00
               20-Mar-10              Termination Date             220,862.00